UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                      June 20, 2003

BANC ONE HELOC TRUST 1999-1

(Exact name of registrant as specified in its charter)

Laws of the United States	333-59845-01	36-7282500
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

C/O Bank One, National Association Corporate Trust Division

1 N. State Street 9th Floor Chicago, IL                                                                                                               60670

(Address of principal executive offices)                                                                                                           (Zip Code)

312-336-9730
Registrant’s telephone number, including area code

N/A

(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events

On behalf of Banc One HELOC Trust 1999-1, a Trust created pursuant to the Pooling Agreement, dated May 31, 1999, the Paying Agent has caused to be filed with the Commision, the Monthly Report dated June 20, 2003. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust’s Investor Certificates.

A.	Monthly Report Information: Aggregate distribution information for the current distribution information for the current distribution date June 20, 2003.

	Principal	Interest	Ending Balance
Cede & Co.	$5,626,590.72	$205,383.80	$160,377,836.30

B.	No delinquency in payment under the Transferor Certificate, or the MBIA Insurnace Policy has occurred.

C.	Have any deficiencies occurred? No. Date: Amount:

D.	Were any amounts paid or are any amounts payable under MBIA Insurance Policy? NO Amount:

E.	Are there any developments with respect to the MBIA Insurance Policy? NONE.

F.	Item 1: Legal Proceedings: NONE

G.	Item 2: Changes in Securities: NONE

H.	Item 4: Submission of Matters to a vote of Security Holders: NONE

I.	Item 5: Other Information-Items 1, 2, 4, 5 if applicable: NOT APPLICABLE
Item	7. Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

Exhibit	Description

No. 1	Monthly Statement to Certificateholders dated June 20, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANC ONE HELOC TRUST 1999-1

By: /s/ Michael J. Grubb

       Name: Michael J. Grubb

       Title: First Vice President

Date:  June 20, 2003

ABS Corporation
Banc One Home Equity Loan Trust 1999-1			Page 1
P & S Agreement Date:		May 31, 1999
Original Settlement Date:		June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance		$510,205,197.95

Statement to Certificateholders (Page 1 of 2)

Distribution Date:			6/20/03

	INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

	Investor Certificate Interest Distributed		0.410768
	Investor Certificate Interest Shortfall Distributed		0.000000
	Remaining Unpaid Investor Certificate Interest Shortfall		0.000000

	Managed Amortization Period ? (Yes=1; No=0)		1
	Investors Certificate Principal Distributed		11.253181
	Principal Distribution Amount		11.482253
	Maximum Principal Payment		17.787827
	Alternative Principal Payment		11.482253
	Principal Collections less Additional Balances		11.482253
	Investor Loss Amount Distributed to Investors		0.148943
	Accelerated Principal Distribution Amount		-0.378014
	Credit Enhancement Draw Amount		0.00

	Total Amount Distributed to Certificateholders (P & I)		11.663949

B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE

	Beginning Investor Certificate Balance		151,134,706.29
	Ending Investor Certificate Balance		145,508,115.58
	Beginning Invested Amount		156,211,582.73
	Ending Invested Amount		150,395,985.09
	Investor Certificateholder Floating Allocation Percentage		93.9911%
	Pool Factor		0.2910162
	Liquidation Loss Amount for Liquidated Loans		79,232.23
	Unreimbursed Liquidation Loss Amount		0.00

C.	POOL INFORMATION

	Beginning Pool Balance		166,198,194.89
	Ending Pool Balance		160,377,836.30
	Servicing Fee		69,249.25

D.	INVESTOR CERTIFICATE RATE

	Investor Certificate Rate		1.578130%
	LIBOR Rate		1.318130%
	Maximum Rate		4.420020%

E.	DELINQUENCY & REO STATUS

	Delinquent 30-59 days
	No. of Accounts		84
	Trust Balances		2,070,605.74
	Delinquent 60-89 days
	No. of Accounts		31
	Trust Balances		766,513.00
	Delinquent 90+ days
	No. of Accounts		101
	Trust Balances		3,746,127.65
	Delinquent 9+ Months
	No. of Accounts		0
	Trust Balances		0
	REO
	No. of Accounts		0
	Trust Balances		0.00

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 2
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Statement to Certificateholders (Page 2 of 2)

Distribution Date:		6/20/03

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 17th day of June 2003

Bank One, N.A.
as Servicer

/s/ Michael J. Grubb

Michael J. Grubb
First Vice President

Distribution List:

Keith Richardson - Bank One, N.A